UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 8, 2010

Furmanite Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-05083	74-1191271
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2435 N. Central Expressway, Richardson, Texas		75080
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	972-699-4000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b), (c) On March 8, 2010, Michael L. Rose retired as Chairman, Chief Executive Officer and a director of Furmanite Corporation (the "Company").

On March 10, 2010, the Board of Directors of the Company (the "Board") appointed Charles R. Cox, one of the Company’s directors, to serve as the Company’s Chairman and Chief Executive Officer. In connection with his appointment as Chairman and Chief Executive Officer, Mr. Cox will receive an annual base salary of $400,000, an award with a four-year vesting schedule of stock options covering 100,000 shares of the Company’s common stock and a relocation advancement of $100,000. Mr. Cox, age 67, has been a director of the Company since 1995. Mr. Cox has been engaged as a private business consultant since February 2006. He previously served as Chairman and Chief Executive Officer of WRS Infrastructure and Environment, Inc. ("WRS"), a technical services company, from March 2001 to July 2005, and Chairman of the Board of WRS through February 2006. Mr. Cox retired from Fluor Corporation, where he served in various senior executive level positions during a 29-year career, in 1998. Mr. Cox has also previously served on the Board of Directors of Kaneb Services LLC and Kaneb Pipe Line Partners, L.P.

(d) On March 10, 2010, the Board appointed Kevin R. Jost as a director of the Company to fill the vacancy created by the retirement of Mr. Rose as a director. Mr. Jost has been appointed to the Audit, Compensation and Nominating and Governance Committees of the Board. In connection with his appointment as a director, Mr. Jost received an award of stock options covering 20,000 shares of the Company’s common stock. In accordance with the Company’s standard compensatory arrangements for non-employee directors, Mr. Jost will also be eligible to receive an annual cash retainer fee for his service on the Board and its committees and periodic equity-based awards, which arrangements will be set forth in the Company’s proxy statements relating to its annual meetings of stockholders.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Furmanite Corporation

March 12, 2010	By:	Robert S. Muff

Name: Robert S. Muff
Title: Principal Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press release dated March 10, 2010